                                                                    EXHIBIT 10.1

                           FPIC INSURANCE GROUP, INC.

                              EMPLOYMENT AGREEMENT

       This Employment Agreement is made and entered into as of the 1st day of January, 1999 by and between FPIC Insurance Group, Inc., a Florida corporation, with its principal place of business at 1000 Riverside Avenue, Jacksonville, Florida 32204 (hereinafter referred to as "Employer"), and Robert B. Finch, an individual presently residing at 10110 Bishop Lake Road, West, Jacksonville, Florida 33356 (hereinafter referred to as "Employee").

                                   WITNESSETH:

       WHEREAS, Employer desires to retain the services of Employee as the Executive Vice President/Treasurer of Employer, and Employee desires to perform such services for Employer on the terms and conditions set forth herein;

       WHEREAS, Employee represents and Employer acknowledges that Employee is fully qualified, without the benefit of any further training or experience, to perform the responsibilities and duties, with commensurate authorities, of the position of Executive Vice President/Treasurer of Employer; and

       WHEREAS, Employee agrees to devote Employee's full time and business effort, attention and energies to the diligent performance of Employee's duties hereunder;

       NOW, THEREFORE, Employer and Employee, intending to be legally bound, covenant and agree as follows:

       1.     Terms of Employment.

              (1) Employee's employment hereunder shall be for a term of three (3) years beginning January 1, 1999, which term shall be extended for an additional year at the end of each calendar year upon Employer's Board of Directors (from time to time herein referred to as the "Board"), or a committee thereof, giving notice to Employee prior to the end of any calendar year that it wishes to extend this Employment Agreement for an additional year.

              (2) In the event Employer does not give notice to Employee prior to the end of any calendar year that it wishes to extend this Employment Agreement as specified in subparagraph (a) above, Employee may voluntarily terminate Employee's employment under this Employment Agreement by giving at least ninety (90) days written notice to Employer. Following the effective date of such voluntary termination, Employee shall continue to receive Employee's annual salary, payable as immediately prior to termination, plus all benefits to which Employee is then entitled for the balance of the term of this Employment Agreement. It is provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

              (3) The duties of Employee shall be as determined by the Board in accordance with this Employment Agreement and the By-Laws of Employer in effect form time to time. Employee may not be reassigned to an inferior position, given a change in classification or reclassified, or transferred, nor shall Employee's responsibilities, duties, authority or title change during the term of this Employment Agreement, except as provided in subparagraph 1(b) above. Without limiting the generality of the foregoing, Employee shall report to and advise the Board regarding the management and operation of Employer's business. Employee agrees to devote Employee's full time business efforts, attention and energies to the diligent performance of Employee's duties hereunder and will not, during the term hereof, accept employment, full or part-time, from any other person, firm, corporation, governmental agency or other entity that, in the reasonable opinion of the Board, would conflict with or detract from Employee's capable performance of such duties, provided, however, Employee may devote reasonable amounts of time to activities of a public service, civic, or not-for-profit nature.

       2. Compensation and Expenses. Employer shall pay, or provide, and Employee shall accept as full consideration for the services to be rendered hereunder, and as a reimbursement or provision for expenses incurred by Employee the following:

              (1) An annual salary of $350,000 payable in twenty-four (24) equal payments during each year of this Employment Agreement; provided, however, that effective January 1 of each year beginning in 2000, Employee's annual compensation shall be increased in accordance with the provision for salary increases set forth in paragraph (b) below. Employee's minimum total compensation, which in no event may be reduced in whole or in part, shall be the annual salary at the rate of compensation received by Employee for any given period of time or at the time of Employee's termination.

              (2) Annual performance reviews will determine annual salary increases to which Employee becomes entitled, effective January 1, 2000, based upon Employer's then current Compensation Program.

              (3) Incentive compensation payable each year beginning in 1999 based on Employee's individual performance and the performance of Employer for the prior year pursuant to Employer's then current Executive Incentive Compensation Program.

              (4) Any additional compensation payable by resolution of the Board for outstanding performance.

              (5) Such benefits as may be made available from time to time to senior management employees of Employer, but at no time, less than: (i) a personal company automobile including all the costs of operating, maintaining and licensing the automobile and (ii) initiation fees, dues, assessments and other expenses of membership in appropriate clubs or organizations of Employee's choice, as reasonably approved by Employer's Board or an appropriate committee thereof.

       3. Expenses. Employer agrees to reimburse Employee for ordinary and necessary expenses incurred by Employee in performing services for Employer pursuant to the terms of this Employment Agreement, in accordance with established corporate policies.

       4. Termination. Unless the employment of Employee previously has been terminated pursuant to subparagraph 1(b), this Employment Agreement may be terminated in the manner set forth in subparagraphs (a) through (f) below.

              (1)    Voluntary Termination by Employee.

                     Employee may terminate this Employment Agreement at any time by giving at least ninety (90) days written notice to Employer, with no further obligation on Employer's part after the effective date of such termination. It is agreed that should Employee voluntarily terminate Employee's employment prior to the end of the initial term of this Employment Agreement, Employee shall forfeit all rights to compensation and all benefits based upon compensation occurring after the effective date of such termination.

              (2)    Voluntary Termination by Employer.

                     Employer may terminate this Employment Agreement at any time for any reason sufficient to it, by act of its Board. Such termination shall be immediately effective. Following such voluntary termination, Employee shall continue to receive Employee's annual salary, payable immediately prior to termination, together with any benefits accrued to the date of termination, plus all benefits to which Employee is then entitled, for the balance of the then current Employment Agreement, provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

              (3)    Permanent Disability of Employee.

                     If Employee has been, for substantially all the normal working days during three (3) consecutive months, unable to perform Employee's responsibilities and duties and to exercise Employee's authorities in a satisfactory manner due to mental or physical disability, then Employee may be deemed "permanently disabled," and Employee's employment may be terminated at the election of the Board of Employer. Any determination of permanent disability made by Employer shall be final and conclusive. In the event that Employer deems Employee "permanently disabled," Employee shall be entitled to receive the unpaid balance of Employee's annual salary, together with other accrued benefits to the date of the determination of being permanently disabled, payable as immediately prior to termination for the remaining term of this Employment Agreement, less any amount received by Employee under any Employer-provided long term disability coverage and/or program; provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

              (4)    Death of Employee.

                     This Employment Agreement shall terminate on the date of Employee's death, and Employer shall pay, in a lump sum, to the estate or personal representative of Employee the unpaid balance of Employee's annual salary, together with other accrued benefits, to the date of death.

              (5)    Termination for Cause.

                     Employer's Board may terminate this Agreement for cause, but only after a written notice specifying the cause has been submitted to Employee. Employee shall be granted a reasonable opportunity to respond to the notice, in writing, and in an appearance before the Board. A determination by the Board to terminate this Agreement for cause may be made at a meeting of the Board at which a quorum is present and by a vote of at least a majority of the entire then current membership of the Board. If Employer terminates this Employment Agreement for cause under this subparagraph, Employer shall not be obligated to make any further payments under this Employment Agreement other than amounts accrued at the time of such termination. "Cause" for the purposes of this Agreement consists of the following:

                     (1) Employee's commission of dishonest acts, fraud, misappropriation, or embezzlement affecting Employer;

                     (2) Employee's commission of any felony under state or federal law; or

                     (3) the failure or refusal of Employee to comply with any reasonable lawful policy, directive or instruction of the Board, consistent with subparagraph l(c) hereof


              (6) Constructive Discharge. Employee may terminate this Employment Agreement in the event of Constructive Discharge by providing written notice to Employer within three months after the occurrence of such event, specifying the event relied upon for a Constructive Discharge. "Constructive Discharge" shall mean any (i) material change by Employer of Employee's position, functions, or duties to an inferior position, functions, or duties from that in effect on the date of this Agreement, (ii) assignment, reassignment, or relocation by Employer of Employee without Employee's consent to another place of employment more than 50 miles from Employee's current place of employment, (iii) liquidation, dissolution, consolidation or merger of Employer, or transfer of all or substantially all of its assets, other than a transaction or series of transactions in which the resulting or surviving transferee entity has, in the aggregate, a net worth at least equal to that of Employer immediately before such transaction and expressly assumes this Agreement and all obligations and undertakings of Employer hereunder, or (iv) reduction in Employee's base salary or target bonus opportunity (if greater than the target bonus opportunity, the average of the annual bonuses paid to Employee in the three calendar years prior to the calendar year of the Constructive Discharge). Following termination of Employee's employment in the event of a Constructive Discharge, Employee shall continue to receive Employee's annual salary, payable as immediately prior to termination, plus all benefits to which Employee is then entitled, for the balance of this Agreement, provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate. Employer and Employee, upon mutual agreement, may waive any of the foregoing provisions that would otherwise constitute a Constructive Discharge. Within ten days of receiving such written notice from Employee, Employer may cure the event that constitutes a Constructive Discharge.

              (7) Upon any termination of this Agreement, Employee shall immediately turn over to Employer all of Employer's property, both tangible and intangible. To the extent that such Employer's property shall constitute a benefit to Employee under this Agreement, Employee shall receive from Employer the value of that benefit for the remaining term of this Agreement.

              (8) Upon any termination of this Agreement, regardless of the reason for termination, it is agreed:

                     (1) Inducing Employees of Employer to Leave. Any attempt on the part of Employee to induce others to leave Employer's employ, or any efforts by

                     Employee to interfere with Employer's relationships with other employees, would be harmful and damaging to Employer. Employee expressly agrees that during the term of this employment and for a period of two (2) years thereafter, Employee will not, in any way, directly or indirectly: (A) induce or attempt to induce any employee to terminate his or her employment with Employer; (B) interfere with or disrupt Employer's relationship with other employees; or (C) solicit, entice, take away or employ any person employed by Employer.

                     (2) Confidentiality. Employee agrees not to, without prior written consent of Employer, divulge to others, or use, for Employee's own benefit or for the benefit of others, any intellectual property, trade secrets or confidential or proprietary information or data of Employer, including without limitation, the contents of advertising, customer lists, information regarding customers or their customers, programming methods, business plans, strategies, financial statements, copyrights, correspondence or other records of Employer, except to the extent to which such information is required by law to be disclosed to others.

                     (3) Remedy. Employee acknowledges that Employee will be conversant with Employer's affairs, operations, trade secrets, customers, customers' customers and other proprietary information data; that Employee's compliance with the provisions of this subparagraph is necessary to protect the goodwill and other proprietary rights of Employer; and that Employee's failure to comply with the provisions of this subparagraph will result in irreparable and continuing damage to Employer for which there will be no adequate remedy at law. If Employee shall fail to comply with the provision of this subparagraph, Employer (and its respective successors and assigns) shall be entitled to injunctive relief and to such other and further relief as may be proper and necessary to ensure such compliance.

                     (4) Mitigation. In no event shall Employee be obligated to seek other employment or to take other action by way of mitigation of the amounts payable to Employee under any of the provisions of this Agreement.

       5.     Employment Security.

              (1) If Employer suffers from any natural or manmade disaster, work stoppage, civil disobedience, act of war, or any other emergency condition beyond Employee's control, the term of this Employment Agreement shall remain in full force and effect as if such event had not taken place.

              (2) In the event of the merger, consolidation or acquisition of Employer with or by any other corporation, corporations or other business entities, the sale of Employer or a major portion of its assets, or of its business or good will or any other corporate reorganization involving Employer, this Employment

                     Agreement shall be assigned and transferred to the successor in interest as an asset of Employer and the assignee shall assume Employer's obligations hereunder, and Employee agrees to continue to perform Employee's duties and obligations hereunder. Failure to assign this Employment Agreement prior to any of the events set forth in this subparagraph 5(b) will obligate Employer to fulfill the terms and conditions hereof prior to consummating the applicable event.

       6. Arbitration. In the case of any dispute or disagreement arising out of or connected with this Agreement, the parties hereby agree to submit such disputes or disagreements to the American Arbitration Association within ninety (90) days of such dispute or disagreement for resolution by a panel of three arbitrators designated by the American Arbitration Association. The panel of arbitrators shall be instructed to render their decision within one hundred twenty (120) days of the initial submission of the dispute or disagreement to them. Any decision or award by such arbitration panel shall be final and binding, and except in a case of gross fraud or misconduct by one or more of the arbitrators, the decision or award rendered with respect to such dispute or disagreement shall not be appealable.

       7.     Miscellaneous.

              (1) All notices, requests, demands, or other communications hereunder shall be in writing, and shall be deemed to be duly given when delivered or sent by registered or certified mail, postage prepaid, to Employee's last home address as provided to and reflected on the records of Employer and to Employer when personally delivered to Employer's Secretary or when sent by registered or certified mail, postage prepaid, to such officer.

              (2) Employer hereby agrees that no request, demand or requirement shall be made to or of Employee that would violate any federal or state law or regulations.

              (3) Should any valid federal or state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this Employment Agreement, the provision so affected shall be automatically conformed to the law or determination; otherwise, this Employment Agreement shall continue in full force and effect.

              (4) This Employment Agreement is made and entered into in the State of Florida and its validity and interpretation, and the performance by the parties hereto of their respective duties and obligations hereunder, shall be governed by the laws of the State of Florida and of the United States of America.

              (5) This Employment Agreement constitutes the entire agreement between the parties respecting the employment of Employee, there being no representations, warranties or commitments except as set forth herein.

              (6) This Employment Agreement may be amended only by an instrument in writing executed by the parties hereto.

       IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the day and date first set forth above.

Employee:                              FPIC Insurance Group, Inc.


                                       By
----------------------------------       ----------------------------
Robert B. Finch                             William R. Russell
                                            Chief Executive Officer


                                       ------------------------------
Attest                                 Attest

                           FPIC INSURANCE GROUP, INC.

                              EMPLOYMENT AGREEMENT

      This Employment Agreement is made and entered into as of the 1st day of January, 1999 by and between FPIC Insurance Group, Inc., a Florida corporation, with its principal place of business at 1000 Riverside Avenue, Jacksonville, Florida 32204 (hereinafter referred to as "Employer"), and John R. Byers, an individual presently residing at 2795 Via Baya Lane, Jacksonville, Florida 33323 (hereinafter referred to as "Employee").

                                   WITNESSETH:

      WHEREAS, Employer desires to retain the services of Employee as the Executive Vice President - General Counsel of Employer, and Employee desires to perform such services for Employer on the terms and conditions set forth herein;

      WHEREAS, Employee represents and Employer acknowledges that Employee is fully qualified, without the benefit of any further training or experience, to perform the responsibilities and duties, with commensurate authorities, of the position of Executive Vice President - General Counsel of Employer; and

      WHEREAS, Employee agrees to devote Employee's full time and business effort, attention and energies to the diligent performance of Employee's duties hereunder;

      NOW, THEREFORE, Employer and Employee, intending to be legally bound, covenant and agree as follows:

      1.    Terms of Employment.

            (1)   Employee's employment hereunder shall be for a term of three
                  (3) years beginning January 1, 1999, which term shall be extended for an additional year at the end of each calendar year upon Employer's Board of Directors (from time to time herein referred to as the "Board"), or a committee thereof, giving notice to Employee prior to the end of any calendar year that it wishes to extend this Employment Agreement for an additional year.

            (2) In the event Employer does not give notice to Employee prior to the end of any calendar year that it wishes to extend this Employment Agreement as specified in subparagraph (a) above, Employee may voluntarily terminate Employee's employment under this Employment Agreement by giving at least ninety
                  (90) days written notice to Employer. Following the effective date of such voluntary termination, Employee shall continue to receive Employee's annual salary, payable as immediately prior to termination, plus all benefits to which Employee is then entitled for the balance of the term of this Employment Agreement. It is provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

            (3) The duties of Employee shall be as determined by the Board in accordance with this Employment Agreement and the By-Laws of Employer in effect form time to time. Employee may not be reassigned to an inferior position, given a change in classification or reclassified, or transferred, nor shall Employee's responsibilities, duties, authority or title change during the term of this Employment Agreement, except as provided in subparagraph 1(b) above. Without limiting the generality of the foregoing, Employee shall report to and advise the Board regarding the management and operation of Employer's business. Employee agrees to devote Employee's full time business efforts, attention and energies to the diligent performance of Employee's duties hereunder and will not, during the term hereof, accept employment, full or part-time, from any other person, firm, corporation, governmental agency or other entity that, in the reasonable opinion of the Board, would conflict with or detract from Employee's capable performance of such duties, provided, however, Employee may devote reasonable amounts of time to activities of a public service, civic, or not-for-profit nature.

      2. Compensation and Expenses. Employer shall pay, or provide, and Employee shall accept as full consideration for the services to be rendered hereunder, and as a reimbursement or provision for expenses incurred by Employee the following:

            (1) An annual salary of $350,000 payable in twenty-four (24) equal payments during each year of this Employment Agreement; provided, however, that effective January 1 of each year beginning in 2000, Employee's annual compensation shall be increased in accordance with the provision for salary increases set forth in paragraph (b) below. Employee's minimum total compensation, which in no event may be reduced in whole or in part, shall be the annual salary at the rate of compensation received by Employee for any given period of time or at the time of Employee's termination.

            (2) Annual performance reviews will determine annual salary increases to which Employee becomes entitled, effective January 1, 2000, based upon Employer's then current Compensation Program.

            (3) Incentive compensation payable each year beginning in 1999 based on Employee's individual performance and the performance of Employer for the prior year pursuant to Employer's then current Executive Incentive Compensation Program.

            (4) Any additional compensation payable by resolution of the Board for outstanding performance.

            (5) Such benefits as may be made available from time to time to senior management employees of Employer, but at no time, less than: (i) a personal company automobile including all the costs of operating, maintaining and licensing the automobile and (ii) initiation fees, dues, assessments and other expenses of membership in appropriate clubs or organizations of Employee's choice, as reasonably approved by Employer's Board or an appropriate committee thereof.

      3. Expenses. Employer agrees to reimburse Employee for ordinary and necessary expenses incurred by Employee in performing services for Employer pursuant to the terms of this Employment Agreement, in accordance with established corporate policies.

      4. Termination. Unless the employment of Employee previously has been terminated pursuant to subparagraph 1(b), this Employment Agreement may be terminated in the manner set forth in subparagraphs (a) through (f) below.

            (1)   Voluntary Termination by Employee.

                  Employee may terminate this Employment Agreement at any time by giving at least ninety (90) days written notice to Employer, with no further obligation on Employer's part after the effective date of such termination. It is agreed that should Employee voluntarily terminate Employee's employment prior to the end of the initial term of this Employment Agreement, Employee shall forfeit all rights to compensation and all benefits based upon compensation occurring after the effective date of such termination.

            (2)   Voluntary Termination by Employer.

                  Employer may terminate this Employment Agreement at any time for any reason sufficient to it, by act of its Board. Such termination shall be immediately effective. Following such voluntary termination, Employee shall continue to receive Employee's annual salary, payable immediately prior to termination, together with any benefits accrued to the date of termination, plus all benefits to which Employee is then entitled, for the balance of the then current Employment Agreement, provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

            (3)   Permanent Disability of Employee.

                  If Employee has been, for substantially all the normal working days during three (3) consecutive months, unable to perform Employee's responsibilities and duties and to exercise Employee's authorities in a satisfactory manner due to mental or physical disability, then Employee may be deemed "permanently disabled," and Employee's employment may be terminated at the election of the Board of Employer. Any determination of permanent disability made by Employer shall be final and conclusive. In the event that Employer deems Employee "permanently disabled," Employee shall be entitled to receive the unpaid balance of Employee's annual salary, together with other accrued benefits to the date of the determination of being permanently disabled, payable as immediately prior to termination for the remaining term of this Employment Agreement, less any amount received by Employee under any Employer-provided long term disability coverage and/or program; provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

            (4)   Death of Employee.

                  This Employment Agreement shall terminate on the date of Employee's death, and Employer shall pay, in a lump sum, to the estate or personal representative of Employee the unpaid balance of Employee's annual salary, together with other accrued benefits, to the date of death.

            (5)   Termination for Cause.

                  Employer's Board may terminate this Agreement for cause, but only after a written notice specifying the cause has been submitted to Employee. Employee shall be granted a reasonable opportunity to respond to the notice, in writing, and in an appearance before the Board. A determination by the Board to terminate this Agreement for cause may be made at a meeting of the Board at which a quorum is present and by a vote of at least a majority of the entire then current membership of the Board. If Employer terminates this Employment Agreement for cause under this subparagraph, Employer shall not be obligated to make any further payments under this Employment Agreement other than amounts accrued at the time of such termination. "Cause" for the purposes of this Agreement consists of the following:

                  (1) Employee's commission of dishonest acts, fraud, misappropriation, or embezzlement affecting Employer;

                  (2) Employee's commission of any felony under state or federal law; or

                  (3) the failure or refusal of Employee to comply with any reasonable lawful policy, directive or instruction of the Board, consistent with subparagraph l(c) hereof

            (6) Constructive Discharge. Employee may terminate this Employment Agreement in the event of Constructive Discharge by providing written notice to Employer within three months after the occurrence of such event, specifying the event relied upon for a Constructive Discharge. "Constructive Discharge" shall mean any (i) material change by Employer of Employee's position, functions, or duties to an inferior position, functions, or duties from that in effect on the date of this Agreement, (ii) assignment, reassignment, or relocation by Employer of Employee without Employee's consent to another place of employment more than 50 miles from Employee's current place of employment, (iii) liquidation, dissolution, consolidation or merger of Employer, or transfer of all or substantially all of its assets, other than a transaction or series of transactions in which the resulting or surviving transferee entity has, in the aggregate, a net worth at least equal to that of Employer immediately before such transaction and expressly assumes this Agreement and all obligations and undertakings of Employer hereunder, or (iv) reduction in Employee's base salary or target bonus opportunity (if greater than the target bonus opportunity, the average of the annual bonuses paid to Employee in the three calendar years prior to the calendar year of the Constructive Discharge). Following termination of Employee's employment in the event of a Constructive Discharge, Employee shall continue to receive Employee's annual salary, payable as immediately prior to termination, plus all benefits to which Employee is then entitled, for the balance of this Agreement, provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate. Employer and Employee, upon mutual agreement, may waive any of the foregoing provisions that would otherwise constitute a Constructive Discharge. Within ten days of receiving such written notice from Employee, Employer may cure the event that constitutes a Constructive Discharge.

            (7) Upon any termination of this Agreement, Employee shall immediately turn over to Employer all of Employer's property, both tangible and intangible. To the extent that such Employer's property shall constitute a benefit to Employee under this Agreement, Employee shall receive from Employer the value of that benefit for the remaining term of this Agreement.

            (8) Upon any termination of this Agreement, regardless of the reason for termination, it is agreed:

                  (1) Inducing Employees of Employer to Leave. Any attempt on the part of Employee to induce others to leave Employer's employ, or any efforts by Employee to interfere with Employer's relationships with other employees, would be harmful and damaging to Employer. Employee expressly agrees that during the term of this employment and for a period of two (2) years thereafter, Employee will not, in any way, directly or indirectly: (A) induce or attempt to induce any employee to terminate his or her employment with Employer;
                  (B) interfere with or disrupt Employer's relationship with other employees; or (C) solicit, entice, take away or employ any person employed by Employer.

                  (2) Confidentiality. Employee agrees not to, without prior written consent of Employer, divulge to others, or use, for Employee's own benefit or for the benefit of others, any intellectual property, trade secrets or confidential or proprietary information or data of Employer, including without limitation, the contents of advertising, customer lists, information regarding customers or their customers, programming methods, business plans, strategies, financial statements, copyrights, correspondence or other records of Employer, except to the extent to which such information is required by law to be disclosed to others.

                  (3) Remedy. Employee acknowledges that Employee will be conversant with Employer's affairs, operations, trade secrets, customers, customers' customers and other proprietary information data; that Employee's compliance with the provisions of this subparagraph is necessary to protect the goodwill and other proprietary rights of Employer; and that Employee's failure to comply with the provisions of this subparagraph will result in irreparable and continuing damage to Employer for which there will be no adequate remedy at law. If Employee shall fail to comply with the provision of this subparagraph, Employer (and its respective successors and assigns) shall be entitled to injunctive relief and to such other and further relief as may be proper and necessary to ensure such compliance.

                  (4) Mitigation. In no event shall Employee be obligated to seek other employment or to take other action by way of mitigation of the amounts payable to Employee under any of the provisions of this Agreement.

      5.    Employment Security.

            (1) If Employer suffers from any natural or manmade disaster, work stoppage, civil disobedience, act of war, or any other emergency condition beyond Employee's control, the term of this Employment Agreement shall remain in full force and effect as if such event had not taken place.

            (2) In the event of the merger, consolidation or acquisition of Employer with or by any other corporation, corporations or other business entities, the sale of Employer or a major portion of its assets, or of its business or good will or any other corporate reorganization involving Employer, this Employment Agreement shall be assigned and transferred to the successor in interest as an asset of Employer and the assignee shall assume Employer's obligations hereunder, and Employee agrees to continue to perform Employee's duties and obligations hereunder. Failure to assign this Employment Agreement prior to any of the events set forth in this subparagraph 5(b) will obligate Employer to fulfill the terms and conditions hereof prior to consummating the applicable event.

      6. Arbitration. In the case of any dispute or disagreement arising out of or connected with this Agreement, the parties hereby agree to submit such disputes or disagreements to the American Arbitration Association within ninety
(90) days of such dispute or disagreement for resolution by a panel of three arbitrators designated by the American Arbitration Association. The panel of arbitrators shall be instructed to render their decision within one hundred twenty (120) days of the initial submission of the dispute or disagreement to them. Any decision or award by such arbitration panel shall be final and binding, and except in a case of gross fraud or misconduct by one or more of the arbitrators, the decision or award rendered with respect to such dispute or disagreement shall not be appealable.

      7.    Miscellaneous.

            (1) All notices, requests, demands, or other communications hereunder shall be in writing, and shall be deemed to be duly given when delivered or sent by registered or certified mail, postage prepaid, to Employee's last home address as provided to and reflected on the records of Employer and to Employer when personally delivered to Employer's Secretary or when sent by registered or certified mail, postage prepaid, to such officer.

            (2) Employer hereby agrees that no request, demand or requirement shall be made to or of Employee that would violate any federal or state law or regulations.

            (3) Should any valid federal or state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this Employment Agreement, the provision so affected shall be automatically conformed to the law or determination; otherwise, this Employment Agreement shall continue in full force and effect.

            (4) This Employment Agreement is made and entered into in the State of Florida and its validity and interpretation, and the performance by the parties hereto of their respective duties and obligations hereunder, shall be governed by the laws of the State of Florida and of the United States of America.

            (5) This Employment Agreement and any agreements executed contemporaneously herewith constitute the entire agreement between the parties respecting the employment of Employee, there being no representations, warranties or commitments except as set forth herein or therein.

            (6) This Employment Agreement may be amended only by an instrument in writing executed by the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the day and date first set forth above.



Employee:                              FPIC Insurance Group, Inc.



                                       By
----------------------------------       ----------------------------
John R. Byers                              William R. Russell
                                           Chief Executive Officer


                                       ------------------------------
Attest                                 Attest

                           FPIC INSURANCE GROUP, INC.

                              EMPLOYMENT AGREEMENT

      This Employment Agreement is made and entered into as of the 1st day of January, 1999 by and between FPIC Insurance Group, Inc., a Florida corporation, with its principal place of business at 1000 Riverside Avenue, Jacksonville, Florida 32204 (hereinafter referred to as "Employer"), and Donald J. Sabia an individual presently residing at 215 Myrtle Street, Neptune Beach, Florida 32266 (hereinafter referred to as "Employee").

                                   WITNESSETH:

      WHEREAS, Employer desires to retain the services of Employee as the Vice President/Controller of Employer, and Employee desires to perform such services for Employer on the terms and conditions set forth herein;

      WHEREAS, Employee represents and Employer acknowledges that Employee is fully qualified, without the benefit of any further training or experience, to perform the responsibilities and duties, with commensurate authorities, of the position of Vice President/Controller of Employer; and

      WHEREAS, Employee agrees to devote Employee's full time and business effort, attention and energies to the diligent performance of Employee's duties hereunder;

      NOW, THEREFORE, Employer and Employee, intending to be legally bound, covenant and agree as follows:

      1.    Terms of Employment.

            (1)   Employee's employment hereunder shall be for a term of two
                  (2) years beginning January 1, 1999, which term shall be extended for an additional year at the end of each calendar year upon Employer's Board of Directors (from time to time herein referred to as the "Board"), or a committee thereof, giving notice to Employee prior to the end of any calendar year that it wishes to extend this Employment Agreement for an additional year.

            (2) In the event Employer does not give notice to Employee prior to the end of any calendar year that it wishes to extend this Employment Agreement as specified in subparagraph (a) above, Employee may voluntarily terminate Employee's employment under this Employment Agreement by giving at least ninety
                  (90) days written notice to Employer. Following the effective date of such voluntary termination, Employee shall continue to receive Employee's annual salary, payable as immediately prior to termination, plus all benefits to which Employee is then entitled for the balance of the term of this Employment Agreement. It is provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

            (3) The duties of Employee shall be as determined by the Board in accordance with this Employment Agreement and the By-Laws of Employer in effect form time to time. Employee may not be reassigned to an inferior position, given a change in classification or reclassified, or transferred, nor shall Employee's responsibilities, duties, authority or title change during the term of this Employment Agreement, except as provided in subparagraph 1(b) above. Without limiting the generality of the foregoing, Employee shall report to and advise the Board regarding the management and operation of Employer's business. Employee agrees to devote Employee's full time business efforts, attention and energies to the diligent performance of Employee's duties hereunder and will not, during the term hereof, accept employment, full or part-time, from any other person, firm, corporation, governmental agency or other entity that, in the reasonable opinion of the Board, would conflict with or detract from Employee's capable performance of such duties, provided, however, Employee may devote reasonable amounts of time to activities of a public service, civic, or not-for-profit nature.

      2. Compensation and Expenses. Employer shall pay, or provide, and Employee shall accept as full consideration for the services to be rendered hereunder, and as a reimbursement or provision for expenses incurred by Employee the following:

            (1) An annual salary of $100,000 payable in twenty-four (24) equal payments during each year of this Employment Agreement; provided, however, that effective January 1 of each year beginning in 2000, Employee's annual compensation shall be increased in accordance with the provision for salary increases set forth in paragraph (b) below. Employee's minimum total compensation, which in no event may be reduced in whole or in part, shall be the annual salary at the rate of compensation received by Employee for any given period of time or at the time of Employee's termination.

            (2) Annual performance reviews will determine annual salary increases to which Employee becomes entitled, effective January 1, 2000, based upon Employer's then current Compensation Program.

            (3) Incentive compensation payable each year beginning in 1999 based on Employee's individual performance and the performance of Employer for the prior year pursuant to Employer's then current Executive Incentive Compensation Program.

            (4) Any additional compensation payable by resolution of the Board for outstanding performance.

            (5) Such benefits as may be made available from time to time to management employees of Employer, as reasonably approved by Employer's Board or an appropriate committee thereof.

      3. Expenses. Employer agrees to reimburse Employee for ordinary and necessary expenses incurred by Employee in performing services for Employer pursuant to the terms of this Employment Agreement, in accordance with established corporate policies.

      4. Termination. Unless the employment of Employee previously has been terminated pursuant to subparagraph 1(b), this Employment Agreement may be terminated in the manner set forth in subparagraphs (a) through (f) below.

            (1)   Voluntary Termination by Employee.

                  Employee may terminate this Employment Agreement at any time by giving at least ninety (90) days written notice to Employer, with no further obligation on Employer's part after the effective date of such termination. It is agreed that should Employee voluntarily terminate Employee's employment prior to the end of the initial term of this Employment Agreement, Employee shall forfeit all rights to compensation and all benefits based upon compensation occurring after the effective date of such termination.

            (2)   Voluntary Termination by Employer.

                  Employer may terminate this Employment Agreement at any time for any reason sufficient to it, by act of its Board. Such termination shall be immediately effective. Following such voluntary termination, Employee shall continue to receive Employee's annual salary, payable immediately prior to termination, together with any benefits accrued to the date of termination, plus all benefits to which Employee is then entitled, for the balance of the then current Employment Agreement, provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

            (3)   Permanent Disability of Employee.

                  If Employee has been, for substantially all the normal working days during three (3) consecutive months, unable to perform Employee's responsibilities and duties and to exercise Employee's authorities in a satisfactory manner due to mental or physical disability, then Employee may be deemed "permanently disabled," and Employee's employment may be terminated at the election of the Board of Employer. Any determination of permanent disability made by Employer shall be final and conclusive. In the event that Employer deems Employee "permanently disabled," Employee shall be entitled to receive the unpaid balance of Employee's annual salary, together with other accrued benefits to the date of the determination of being permanently disabled, payable as immediately prior to termination for the remaining term of this Employment Agreement, less any amount received by Employee under any Employer-provided long term disability coverage and/or program; provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

            (4)   Death of Employee.

                  This Employment Agreement shall terminate on the date of Employee's death, and Employer shall pay, in a lump sum, to the estate or personal representative of Employee the unpaid balance of Employee's annual salary, together with other accrued benefits, to the date of death.

            (5)   Termination for Cause.

                  Employer's Board may terminate this Agreement for cause, but only after a written notice specifying the cause has been submitted to Employee. Employee shall be granted a reasonable opportunity to respond to the notice, in writing, and in an appearance before the Board. A determination by the Board to terminate this Agreement for cause may be made at a meeting of the Board at which a quorum is present and by a vote of at least a majority of the entire then current membership of the Board. If Employer terminates this Employment Agreement for cause under this subparagraph, Employer shall not be obligated to make any further payments under this Employment Agreement other than amounts accrued at the time of such termination. "Cause" for the purposes of this Agreement consists of the following:

                  (1) Employee's commission of dishonest acts, fraud, misappropriation, or embezzlement affecting Employer;

                  (2) Employee's commission of any felony under state or federal law; or

                  (3) the failure or refusal of Employee to comply with any reasonable lawful policy, directive or instruction of the Board, consistent with subparagraph l(c) hereof


            (6) Constructive Discharge. Employee may terminate this Employment Agreement in the event of Constructive Discharge by providing written notice to Employer within three months after the occurrence of such event, specifying the event relied upon for a Constructive Discharge. "Constructive Discharge" shall mean any (i) material change by Employer of Employee's position, functions, or duties to an inferior position, functions, or duties from that in effect on the date of this Agreement, (ii) assignment, reassignment, or relocation by Employer of Employee without Employee's consent to another place of employment more than 50 miles from Employee's current place of employment, (iii) liquidation, dissolution, consolidation or merger of Employer, or transfer of all or substantially all of its assets, other than a transaction or series of transactions in which the resulting or surviving transferee entity has, in the aggregate, a net worth at least equal to that of Employer immediately before such transaction and expressly assumes this Agreement and all obligations and undertakings of Employer hereunder, or (iv) reduction in Employee's base salary or target bonus opportunity (if greater than the target bonus opportunity, the average of the annual bonuses paid to Employee in the three calendar years prior to the calendar year of the Constructive Discharge). Following termination of Employee's employment in the event of a Constructive Discharge, Employee shall continue to receive Employee's annual salary, payable as immediately prior to termination, plus all benefits to which Employee is then entitled, for the balance of this Agreement, provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate. Employer and Employee, upon mutual agreement, may waive any of the foregoing provisions that would otherwise constitute a Constructive Discharge. Within ten days of receiving such written notice from Employee, Employer may cure the event that constitutes a Constructive Discharge.

            (7) Upon any termination of this Agreement, Employee shall immediately turn over to Employer all of Employer's property, both tangible and intangible. To the extent that such Employer's property shall constitute a benefit to Employee under this Agreement, Employee shall receive from Employer the value of that benefit for the remaining term of this Agreement.

            (8) Upon any termination of this Agreement, regardless of the reason for termination, it is agreed:

                  (1) Inducing Employees of Employer to Leave. Any attempt on the part of Employee to induce others to leave Employer's employ, or any efforts by

                  Employee to interfere with Employer's relationships with other employees, would be harmful and damaging to Employer. Employee expressly agrees that during the term of this employment and for a period of two (2) years thereafter, Employee will not, in any way, directly or indirectly: (A) induce or attempt to induce any employee to terminate his or her employment with Employer; (B) interfere with or disrupt Employer's relationship with other employees; or (C) solicit, entice, take away or employ any person employed by Employer.

                  (2) Confidentiality. Employee agrees not to, without prior written consent of Employer, divulge to others, or use, for Employee's own benefit or for the benefit of others, any intellectual property, trade secrets or confidential or proprietary information or data of Employer, including without limitation, the contents of advertising, customer lists, information regarding customers or their customers, programming methods, business plans, strategies, financial statements, copyrights, correspondence or other records of Employer, except to the extent to which such information is required by law to be disclosed to others.

                  (3) Remedy. Employee acknowledges that Employee will be conversant with Employer's affairs, operations, trade secrets, customers, customers' customers and other proprietary information data; that Employee's compliance with the provisions of this subparagraph is necessary to protect the goodwill and other proprietary rights of Employer; and that Employee's failure to comply with the provisions of this subparagraph will result in irreparable and continuing damage to Employer for which there will be no adequate remedy at law. If Employee shall fail to comply with the provision of this subparagraph, Employer (and its respective successors and assigns) shall be entitled to injunctive relief and to such other and further relief as may be proper and necessary to ensure such compliance.

                  (4) Mitigation. In no event shall Employee be obligated to seek other employment or to take other action by way of mitigation of the amounts payable to Employee under any of the provisions of this Agreement.

      5.    Employment Security.

            (1) If Employer suffers from any natural or manmade disaster, work stoppage, civil disobedience, act of war, or any other emergency condition beyond Employee's control, the term of this Employment Agreement shall remain in full force and effect as if such event had not taken place.

            (2) In the event of the merger, consolidation or acquisition of Employer with any other corporation, corporations or other business entities, the sale of Employer or a major portion of its assets, or of its business or good will or any other corporate reorganization involving Employer, this Employment

                  Agreement shall be assigned and transferred to the successor in interest as an asset of Employer and the assignee shall assume Employer's obligations hereunder, and Employee agrees to continue to perform Employee's duties and obligations hereunder. Failure to assign this Employment Agreement prior to any of the events set forth in this subparagraph 5(b) will obligate Employer to fulfill the terms and conditions hereof prior to consummating the applicable event.

      6. Arbitration. In the case of any dispute or disagreement arising out of or connected with this Agreement, the parties hereby agree to submit such disputes or disagreements to the American Arbitration Association within ninety
(90) days of such dispute or disagreement for resolution by a panel of three arbitrators designated by the American Arbitration Association. The panel of arbitrators shall be instructed to render their decision within one hundred twenty (120) days of the initial submission of the dispute or disagreement to them. Any decision or award by such arbitration panel shall be final and binding, and except in a case of gross fraud or misconduct by one or more of the arbitrators, the decision or award rendered with respect to such dispute or disagreement shall not be appealable.

      7.    Miscellaneous.

            (1) All notices, requests, demands, or other communications hereunder shall be in writing, and shall be deemed to be duly given when delivered or sent by registered or certified mail, postage prepaid, Employee's last home address as provided to and reflected on the records of Employer and to Employer when personally delivered to Employer's Secretary or when sent by registered or certified mail, postage prepaid, to such officer.

            (2) Employer hereby agrees that no request, demand or requirement shall be made to or of Employee that would violate any federal or state law or regulations.

            (3) Should any valid federal or state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this Employment Agreement, the provision so affected shall be automatically conformed to the law or determination; otherwise, this Employment Agreement shall continue in full force and effect.

            (4) This Employment Agreement is made and entered into in the State of Florida and its validity and interpretation, and the performance by the parties hereto of their respective duties and obligations hereunder, shall be governed by the laws of the State of Florida and of the United States of America.

            (5) This Employment Agreement constitutes the entire agreement between the parties respecting the employment of Employee, there being no representations, warranties or commitments except as set forth herein.

            (6) This Employment Agreement may be amended only by an instrument in writing executed by the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the day and date first set forth above.




Employee:                              FPIC Insurance Group, Inc.



                                       By
----------------------------------       -----------------------------
Donald J. Sabia                               William R. Russell
                                              Chief Executive Officer


                                       -------------------------------
Attest                                 Attest

                           FPIC INSURANCE GROUP, INC.

                              EMPLOYMENT AGREEMENT

      This Employment Agreement is made and entered into as of the 1st day of January, 1999 by and between FPIC Insurance Group, Inc., a Florida corporation, with its principal place of business at 1000 Riverside Avenue, Jacksonville, Florida 32204 (hereinafter referred to as "Employer"), and Charles W. Emanuel an individual presently residing at 13704 Shipwatch Drive, Jacksonville, Florida 32225 (hereinafter referred to as "Employee").

                                   WITNESSETH:

      WHEREAS, Employer desires to retain the services of Employee as the Vice President/Secretary of Employer, and Employee desires to perform such services for Employer on the terms and conditions set forth herein;

      WHEREAS, Employee represents and Employer acknowledges that Employee is fully qualified, without the benefit of any further training or experience, to perform the responsibilities and duties, with commensurate authorities, of the position of Vice President/Secretary of Employer; and

      WHEREAS, Employee agrees to devote Employee's full time and business effort, attention and energies to the diligent performance of Employee's duties hereunder;

      NOW, THEREFORE, Employer and Employee, intending to be legally bound, covenant and agree as follows:

      1.    Terms of Employment.

            (1)   Employee's employment hereunder shall be for a term of two
                  (2) years beginning January 1, 1999, which term shall be extended for an additional year at the end of each calendar year upon Employer's Board of Directors (from time to time herein referred to as the "Board"), or a committee thereof, giving notice to Employee prior to the end of any calendar year that it wishes to extend this Employment Agreement for an additional year.

            (2) In the event Employer does not give notice to Employee prior to the end of any calendar year that it wishes to extend this Employment Agreement as specified in subparagraph (a) above, Employee may voluntarily terminate Employee's employment under this Employment Agreement by giving at least ninety
                  (90) days written notice to Employer. Following the effective date of such voluntary termination, Employee shall continue to receive Employee's annual salary, payable as immediately prior to termination, plus all benefits to which Employee is then entitled for the balance of the term of this Employment Agreement. It is provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

            (3) The duties of Employee shall be as determined by the Board in accordance with this Employment Agreement and the By-Laws of Employer in effect form time to time. Employee may not be reassigned to an inferior position, given a change in classification or reclassified, or transferred, nor shall Employee's responsibilities, duties, authority or title change during the term of this Employment Agreement, except as provided in subparagraph 1(b) above. Without limiting the generality of the foregoing, Employee shall report to and advise the Board regarding the management and operation of Employer's business. Employee agrees to devote Employee's full time business efforts, attention and energies to the diligent performance of Employee's duties hereunder and will not, during the term hereof, accept employment, full or part-time, from any other person, firm, corporation, governmental agency or other entity that, in the reasonable opinion of the Board, would conflict with or detract from Employee's capable performance of such duties, provided, however, Employee may devote reasonable amounts of time to activities of a public service, civic, or not-for-profit nature.

      2. Compensation and Expenses. Employer shall pay, or provide, and Employee shall accept as full consideration for the services to be rendered hereunder, and as a reimbursement or provision for expenses incurred by Employee the following:

            (1) An annual salary of $125,000 payable in twenty-four (24) equal payments during each year of this Employment Agreement; provided, however, that effective January 1 of each year beginning in 2000, Employee's annual compensation shall be increased in accordance with the provision for salary increases set forth in paragraph (b) below. Employee's minimum total compensation, which in no event may be reduced in whole or in part, shall be the annual salary at the rate of compensation received by Employee for any given period of time or at the time of Employee's termination.

            (2) Annual performance reviews will determine annual salary increases to which Employee becomes entitled, effective January 1, 2000, based upon Employer's then current Compensation Program.

            (3) Incentive compensation payable each year beginning in 1999 based on Employee's individual performance and the performance of Employer for the prior year pursuant to Employer's then current Executive Incentive Compensation Program.

            (4) Any additional compensation payable by resolution of the Board for outstanding performance.

            (5) Such benefits as may be made available from time to time to management employees of Employer, as reasonably approved by Employer's Board or an appropriate committee thereof.

      3. Expenses. Employer agrees to reimburse Employee for ordinary and necessary expenses incurred by Employee in performing services for Employer pursuant to the terms of this Employment Agreement, in accordance with established corporate policies.

      4. Termination. Unless the employment of Employee previously has been terminated pursuant to subparagraph 1(b), this Employment Agreement may be terminated in the manner set forth in subparagraphs (a) through (f) below.

            (1)   Voluntary Termination by Employee.

                  Employee may terminate this Employment Agreement at any time by giving at least ninety (90) days written notice to Employer, with no further obligation on Employer's part after the effective date of such termination. It is agreed that should Employee voluntarily terminate Employee's employment prior to the end of the initial term of this Employment Agreement, Employee shall forfeit all rights to compensation and all benefits based upon compensation occurring after the effective date of such termination.

            (2)   Voluntary Termination by Employer.

                  Employer may terminate this Employment Agreement at any time for any reason sufficient to it, by act of its Board. Such termination shall be immediately effective. Following such voluntary termination, Employee shall continue to receive Employee's annual salary, payable immediately prior to termination, together with any benefits accrued to the date of termination, plus all benefits to which Employee is then entitled, for the balance of the then current Employment Agreement, provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

            (3)   Permanent Disability of Employee.

                  If Employee has been, for substantially all the normal working days during three (3) consecutive months, unable to perform Employee's responsibilities and duties and to exercise Employee's authorities in a satisfactory manner due to mental or physical disability, then Employee may be deemed "permanently disabled," and Employee's employment may be terminated at the election of the Board of Employer. Any determination of permanent disability made by Employer shall be final and conclusive. In the event that Employer deems Employee "permanently disabled," Employee shall be entitled to receive the unpaid balance of Employee's annual salary, together with other accrued benefits to the date of the determination of being permanently disabled, payable as immediately prior to termination for the remaining term of this Employment Agreement, less any amount received by Employee under any Employer-provided long term disability coverage and/or program; provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate.

            (4)   Death of Employee.

                  This Employment Agreement shall terminate on the date of Employee's death, and Employer shall pay, in a lump sum, to the estate or personal representative of Employee the unpaid balance of Employee's annual salary, together with other accrued benefits, to the date of death.

            (5)   Termination for Cause.

                  Employer's Board may terminate this Agreement for cause, but only after a written notice specifying the cause has been submitted to Employee. Employee shall be granted a reasonable opportunity to respond to the notice, in writing, and in an appearance before the Board. A determination by the Board to terminate this Agreement for cause may be made at a meeting of the Board at which a quorum is present and by a vote of at least a majority of the entire then current membership of the Board. If Employer terminates this Employment Agreement for cause under this subparagraph, Employer shall not be obligated to make any further payments under this Employment Agreement other than amounts accrued at the time of such termination. "Cause" for the purposes of this Agreement consists of the following:

                  (1) Employee's commission of dishonest acts, fraud, misappropriation, or embezzlement affecting Employer;

                  (2) Employee's commission of any felony under state or federal law; or

                  (3) the failure or refusal of Employee to comply with any reasonable lawful policy, directive or instruction of the Board, consistent with subparagraph l(c) hereof

            (6) Constructive Discharge. Employee may terminate this Employment Agreement in the event of Constructive Discharge by providing written notice to Employer within three months after the occurrence of such event, specifying the event relied upon for a Constructive Discharge. "Constructive Discharge" shall mean any (i) material change by Employer of Employee's position, functions, or duties to an inferior position, functions, or duties from that in effect on the date of this Agreement, (ii) assignment, reassignment, or relocation by Employer of Employee without Employee's consent to another place of employment more than 50 miles from Employee's current place of employment, (iii) liquidation, dissolution, consolidation or merger of Employer, or transfer of all or substantially all of its assets, other than a transaction or series of transactions in which the resulting or surviving transferee entity has, in the aggregate, a net worth at least equal to that of Employer immediately before such transaction and expressly assumes this Agreement and all obligations and undertakings of Employer hereunder, or (iv) reduction in Employee's base salary or target bonus opportunity (if greater than the target bonus opportunity, the average of the annual bonuses paid to Employee in the three calendar years prior to the calendar year of the Constructive Discharge). Following termination of Employee's employment in the event of a Constructive Discharge, Employee shall continue to receive Employee's annual salary, payable as immediately prior to termination, plus all benefits to which Employee is then entitled, for the balance of this Agreement, provided, however, if Employee directly or indirectly engages in or acts as an executive of or consultant for any trade or occupation that is in competition with Employer, such salary and benefits shall thereupon terminate. Employer and Employee, upon mutual agreement, may waive any of the foregoing provisions that would otherwise constitute a Constructive Discharge. Within ten days of receiving such written notice from Employee, Employer may cure the event that constitutes a Constructive Discharge.

            (7) Upon any termination of this Agreement, Employee shall immediately turn over to Employer all of Employer's property, both tangible and intangible. To the extent that such Employer's property shall constitute a benefit to Employee under this Agreement, Employee shall receive from Employer the value of that benefit for the remaining term of this Agreement.

            (8) Upon any termination of this Agreement, regardless of the reason for termination, it is agreed:

                  (1) Inducing Employees of Employer to Leave. Any attempt on the part of Employee to induce others to leave Employer's employ, or any efforts by

                  Employee to interfere with Employer's relationships with other employees, would be harmful and damaging to Employer. Employee expressly agrees that during the term of this employment and for a period of two (2) years thereafter, Employee will not, in any way, directly or indirectly: (A) induce or attempt to induce any employee to terminate his or her employment with Employer; (B) interfere with or disrupt Employer's relationship with other employees; or (C) solicit, entice, take away or employ any person employed by Employer.

                  (2) Confidentiality. Employee agrees not to, without prior written consent of Employer, divulge to others, or use, for Employee's own benefit or for the benefit of others, any intellectual property, trade secrets or confidential or proprietary information or data of Employer, including without limitation, the contents of advertising, customer lists, information regarding customers or their customers, programming methods, business plans, strategies, financial statements, copyrights, correspondence or other records of Employer, except to the extent to which such information is required by law to be disclosed to others.

                  (3) Remedy. Employee acknowledges that Employee will be conversant with Employer's affairs, operations, trade secrets, customers, customers' customers and other proprietary information data; that Employee's compliance with the provisions of this subparagraph is necessary to protect the goodwill and other proprietary rights of Employer; and that Employee's failure to comply with the provisions of this subparagraph will result in irreparable and continuing damage to Employer for which there will be no adequate remedy at law. If Employee shall fail to comply with the provision of this subparagraph, Employer (and its respective successors and assigns) shall be entitled to injunctive relief and to such other and further relief as may be proper and necessary to ensure such compliance.

                  (4) Mitigation. In no event shall Employee be obligated to seek other employment or to take other action by way of mitigation of the amounts payable to Employee under any of the provisions of this Agreement.

      5.    Employment Security.

            (1) If Employer suffers from any natural or manmade disaster, work stoppage, civil disobedience, act of war, or any other emergency condition beyond Employee's control, the term of this Employment Agreement shall remain in full force and effect as if such event had not taken place.

            (2) In the event of the merger, consolidation or acquisition of Employer with any other corporation, corporations or other business entities, the sale of Employer or a major portion of its assets, or of its business or good will or any other corporate reorganization involving Employer, this Employment

                  Agreement shall be assigned and transferred to the successor in interest as an asset of Employer and the assignee shall assume Employer's obligations hereunder, and Employee agrees to continue to perform Employee's duties and obligations hereunder. Failure to assign this Employment Agreement prior to any of the events set forth in this subparagraph 5(b) will obligate Employer to fulfill the terms and conditions hereof prior to consummating the applicable event.

      6. Arbitration. In the case of any dispute or disagreement arising out of or connected with this Agreement, the parties hereby agree to submit such disputes or disagreements to the American Arbitration Association within ninety
(90) days of such dispute or disagreement for resolution by a panel of three arbitrators designated by the American Arbitration Association. The panel of arbitrators shall be instructed to render their decision within one hundred twenty (120) days of the initial submission of the dispute or disagreement to them. Any decision or award by such arbitration panel shall be final and binding, and except in a case of gross fraud or misconduct by one or more of the arbitrators, the decision or award rendered with respect to such dispute or disagreement shall not be appealable.

      7.    Miscellaneous.

            (1) All notices, requests, demands, or other communications hereunder shall be in writing, and shall be deemed to be duly given when delivered or sent by registered or certified mail, postage prepaid, Employee's last home address as provided to and reflected on the records of Employer and to Employer when personally delivered to Employer's Secretary or when sent by registered or certified mail, postage prepaid, to such officer.

            (2) Employer hereby agrees that no request, demand or requirement shall be made to or of Employee that would violate any federal or state law or regulations.

            (3) Should any valid federal or state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this Employment Agreement, the provision so affected shall be automatically conformed to the law or determination; otherwise, this Employment Agreement shall continue in full force and effect.

            (4) This Employment Agreement is made and entered into in the State of Florida and its validity and interpretation, and the performance by the parties hereto of their respective duties and obligations hereunder, shall be governed by the laws of the State of Florida and of the United States of America.

            (5) This Employment Agreement constitutes the entire agreement between the parties respecting the employment of Employee, there being no representations, warranties or commitments except as set forth herein.

            (6) This Employment Agreement may be amended only by an instrument in writing executed by the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the day and date first set forth above.



Employee:                              FPIC Insurance Group, Inc.



                                       By
----------------------------------       -----------------------------
Charles W. Emanuel                            William R. Russell
                                              Chief Executive Officer



                                       -------------------------------
Attest                                 Attest